UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 2, 2013
EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (423) 229-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders
The 2013 Annual Meeting of the Stockholders of Eastman Chemical Company was held on May 2, 2013. There were 155,017,881 shares of common stock outstanding and entitled to be voted, and 133,522,208 of those shares (86.13% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.

Four items of business were considered by stockholders at the Annual Meeting:

• election of eight directors to serve until the Annual Meeting of Stockholders in 2014 and until their successors are duly elected and qualified;

• advisory vote on executive compensation as disclosed in the Annual Meeting proxy statement (the “say-on-pay” vote);

• ratification of the action by the Audit Committee of the Board of Directors appointing PricewaterhouseCoopers LLP as independent auditors for the Company for the year ended December 31, 2013; and

• adoption of an advisory stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent without a meeting.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
Gary E. Anderson	115,601,707 (93.14%)	8,520,682 (6.86%)	244,579 (0.16%)	9,155,240 (5.91%)
Brett D. Begemann	115,597,841 (93.14%)	8,512,187 (6.86%)	256,940 (0.17%)	9,155,240 (5.91%)
Stephen R. Demeritt	101,379,791 (81.68%)	22,736,725 (18.32%)	250,452 (0.16%)	9,155,240 (5.91%)
Robert M. Hernandez	115,372,880 (92.96%)	8,738,786 (7.04%)	255,302 (0.16%)	9,155,240 (5.91%)
Julie F. Holder	115,506,282 (93.07%)	8,605,776 (6.93%)	254,910 (0.16%)	9,155,240 (5.91%)
Renée J. Hornbaker	115,382,136 (92.97%)	8,724,720 (7.03%)	260,112 (0.17%)	9,155,240 (5.91%)
Lewis M. Kling	101,478,982 (81.77%)	22,629,472 (18.23%)	258,514 (0.17%)	9,155,240 (5.91%)
David W. Raisbeck	101,340,459 (81.65%)	22,773,105 (18.35%)	253,404 (0.16%)	9,155,240 (5.91%)

Accordingly, each of the eight nominees received a majority of votes cast in favor of that director's election and was elected.

The results of the voting on the advisory “say-on-pay” vote were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
118,968,842 (96.01%)	4,943,725 (3.99%)	454,151 (0.29%)	9,155,490 (5.91%)

Accordingly, a majority of votes cast in the advisory “say-on-pay” vote were “for” approval of the executive compensation as disclosed in the Annual Meeting proxy statement.

The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for 2013 were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes
127,209,316 (95.57%)	5,902,861 (4.43%)	410,031 (0.26%)	n/a

Accordingly, a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of PricewaterhouseCoopers LLP as independent auditors was ratified.

The results of the voting on the advisory stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent without a meeting were as follows:

Votes For (% of voted shares and % of outstanding shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
58,729,517 (48.01% and 37.89%)	63,593,465 (51.99%)	2,043,986 (1.32%)	9,155,240 (5.91%)

Accordingly, a majority of votes cast on this stockholder proposal were not in favor of the advisory proposal and the proposal was not adopted.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Eastman Chemical Company
                    By: /s/ Scott V. King
                    Scott V. King,
Vice President, Controller and Chief Accounting Officer
Date: May 07, 2013

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